SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                        ----------------

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                         October 3, 1999

                       TEMPLE-INLAND INC.
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         (Exact Name of Registrant as Specified in Charter)

      Delaware                001-08634                 75-1903917
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(State or Other Jurisdic-    (Commission           (IRS Employer
 tion of Incorporation)       File Number)       Identification No.)

      303 South Temple Drive
           Diboll, Texas                                   75941
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(Address  of  Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (409) 829-5511

                           Not applicable
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    (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

     On October 3, 1999, Temple-Inland Forest Products Corporation, a wholly-owned subsidiary of Temple-Inland Inc., entered into an Asset Purchase Agreement (the "Agreement") to sell its bleached paperboard business, including the mill located in Evadale, Texas, to Westvaco Corporation for $625 million, subject to working capital and other adjustments. Westvaco will assume $82 million of obligations related to solid waste disposal revenue bonds and the remainder of the purchase price will be paid in cash.

     The transaction is scheduled to close by the end of the year, subject to receipt of certain regulatory approvals and the satisfaction of various conditions contained in the Agreement.

     The preceding is qualified in its entirety by reference to the Asset Purchase Agreement, Exhibit 2.1, which is filed herewith and incorporated by reference. The press release issued by Temple-Inland Inc. in connection with the transaction is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     The following exhibits, as required by Item 601 of Regulation S-K, are attached to this Current Report:

Exhibit
  No.              Description
-------            -----------

 2.1      -    Asset Purchase Agreement dated October
               3, 1999, by and among Westvaco Corporation and Temple-Inland Forest Products Corporation, Inland
               Eastex Extrusion Company, Temple-Inland
               Recaustisizing Company, Temple-Inland Recovery
               Company, Temple-Inland Stores Company. Schedules have been omitted but will be supplied to the Commission upon request.

99.1      -    Temple-Inland Inc. press release dated October  4, 1999.










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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TEMPLE-INLAND INC.


                                       By: /s/ M. Richard Warner
                                          ------------------------
                                       Name:   M. Richard Warner
                                       Title: Vice President, Chief
                                       Administrative Officer, General
                                       Counsel, and Secretary

Dated: October 6, 1999









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

                                  EXHIBIT INDEX


Exhibit
No.            Description                                     Page
-------        -----------                                     ----

 2.1      -    Asset Purchase Agreement dated
               October 3, 1999, by and among Westvaco
               Corporation and Temple-Inland Forest
               Products Corporation, Inland Eastex
               Extrusion Company, Temple-Inland
               Recaustisizing Company, Temple-Inland
               Recovery Company, Temple-Inland Stores
               Company. Schedules have been omitted but will be supplied to the Commission upon request.

99.1      -    Temple-Inland Inc. press release dated
               October 4, 1999.